                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 27, 1999
                        (Date of earliest event reported)

                             EMERALD FINANCIAL CORP.
                             -----------------------
                    (Exact name as specified in its charter)

               Ohio                    000-2221              34-1842953
--------------------------------------------------------------------------------
    (State or other jurisdiction     (Commission        (I.R.S. Employer
        of incorporation)            File Number)       Identification No.)

   14092 Pearl Road                Strongsville, Ohio           44136
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (440) 238-7311

                                  -------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On February 27, 1999, Emerald Financial Corp. ("Emerald") entered into an Affiliation Agreement (the "Merger Agreement") with Fifth Third Bancorp ("Fifth Third") pursuant to which Emerald and Fifth Third will merge. As a result of the merger, which is subject to approval by Emerald Financial Corp. shareholders and certain regulatory approvals, each share of Emerald Financial Corp. common stock will be exchanged for .30 shares of Fifth Third Bancorp common stock.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     Exhibit 99.1 --  Affiliation Agreement dated as of February 27, 1999

     Exhibit 99.2 -- Press Release dated March 1, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EMERALD FINANCIAL CORP.


                                            By: /s/  Thomas P. Perciak

                                            ------------------------------------
                                            Thomas P. Perciak, President
                                            Chief Executive Officer and Director

Date:  March 1, 1999

                               Index to Exhibits


Exhibits
--------

     Exhibit 99.1 -- Affiliation Agreement dated as of February 27, 1999

     Exhibit 99.2 -- Press Release dated March 1, 1999